SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 7, 2008



                                West Marine, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                   0-22512                77-0355502
   -----------------          ---------------       ------------------
   (State or other             (Commission           (I.R.S. Employer
    jurisdiction of            File Number)          Identification No.)
    incorporation)



            500 Westridge Drive
          Watsonville, California                           95076
  ----------------------------------------               ------------
  (Address of principal executive offices)                (Zip Code)



                                 (831) 728-2700
                             -----------------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.


On March 7, 2008, West Marine, Inc. issued a press release announcing a delay in the release of its fourth quarter and fiscal year 2007 earnings release and 2008 earnings guidance and related conference call and webcast. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

             (a) Not Applicable.

             (b) Not Applicable.

             (c) Not Applicable.

             (d) Exhibits:

              99.1     Press Release dated March 7, 2008
                      (furnished pursuant to Item 7.01 of Form 8-K)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WEST MARINE, INC.




Date:  March 7, 2008                    By: /s/ Thomas R. Moran
                                           -----------------------------------
                                           Thomas R. Moran
                                           Senior Vice President of Finance and
                                           Chief Financial Officer

                                                                    Exhibit 99.1

                                  NEWS RELEASE


[West Marine Logo]


                                                             500 Westridge Drive
                                                           Watsonville, CA 95076
                                                          Phone:  (831) 728-2700
                                                             Fax: (831) 728-2736


Contacts:  West Marine, Inc.
Tom Moran, Senior Vice President and Chief Financial Officer
Deb Ajeska, Assistant Vice President of Financial Planning & Analysis
Phone:  (831) 761-4229



      WEST MARINE ANNOUNCES DELAY OF WEBCAST AND CONFERENCE CALL REGARDING
         FOURTH QUARTER AND FISCAL YEAR 2007 RESULTS AND 2008 EARNINGS
                                    GUIDANCE



WATSONVILLE, CA, March 7, 2008 - West Marine, Inc. (NASDAQ: WMAR) today announced that it has delayed the distribution of its fourth quarter and fiscal year 2007 earnings release and 2008 earnings guidance, as well as the related conference call and webcast previously scheduled to take place on March 11, 2008. The delay principally is due to management's continuing analysis of certain current and historical expense accruals. West Marine will issue a subsequent press release announcing the timing for release of its 2007 financial results and 2008 guidance and setting a new conference call date and time as soon as practicable after the completion of management's analysis.


ABOUT WEST MARINE
West Marine, the country's largest specialty retailer of boating supplies and accessories, has 370 stores located in 38 states, Puerto Rico and Canada. Our catalog and Internet channels offer customers approximately 80,000 products and the convenience of exchanging catalog and Internet purchases at our store locations. Our Port Supply division is one of the country's largest wholesale distributors of marine equipment serving boat manufacturers, marine services, commercial vessel operators and government agencies. For more information on West Marine's products and store locations, or to start shopping, visit westmarine.com or call 1-800-BOATING (1-800-262-8464).